UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/12

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Asset Management

Lazard World
Dividend & Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 1 2

LAZARD

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2012. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the second quarter of 2012, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). We are pleased with LOR’s favorable NAV performance over the one-, three-, and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2012)

For the second quarter of 2012, the Fund’s NAV declined 5.4%, outperforming the Index decline of 5.6%. Similarly, the year-to-date NAV return of 7.0% exceeded the Index gain of 5.7%. The Fund’s NAV performance has outperformed the Index for the one-, three-, and five-year periods, as well as since inception, returning 5.1% versus 3.7% for the Index. Shares of LOR ended the second quarter of 2012 with a market price of $11.22, representing an 11.7% discount to the Fund’s NAV of $12.72.

The Fund’s net assets were $87.5 million as of June 30, 2012, with total leveraged assets of $114.4 million, representing a 23.6% leverage rate. This leverage rate is lower than that at the end of the last quarter (26.8%), and below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection and an overweight position in the telecom services sector, as well as stock selection in the energy and materials sectors, and within the United States and Australia, helped performance during the second quarter. However, stock selection and an overweight exposure to Brazil detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was strong in June and has performed reasonably well for the year-to-date period. It has contributed positively to performance since inception.

As of June 30, 2012, 75.4% of the Fund’s total leveraged assets consisted of world equities, and 24.6% consisted of emerging market currency and debt instruments.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2011). The current monthly distribution rate per share of $0.06635 represents a distribution yield of 7.1% based on the Fund’s $11.22 market price as of the close of trading on the NYSE on June 30, 2012. It is currently estimated that $0.0885 of the $0.3981 distributed per share year-to-date through June 30, 2012 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(75.4% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

is based in the United States; Zurich Insurance Group, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of June 30, 2012, 37.5% of these stocks were based in North America, 24.3% were based in Continental Europe (not including the United Kingdom), 15.8% were from Asia (not including Japan), 9.2% were in Africa and the Middle East, 7.8% were from the United Kingdom, 3.0% were based in Latin America, and 2.4% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2012, were financials (28.7%), which includes banks, insurance companies, and financial services companies, and telecom services (14.0%), which includes companies specializing in communications or telecommunication equipment production. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.4% as of June 30, 2012.

World Equity Markets Review
Global markets contracted in the second quarter of 2012, primarily due to the prospect of Greece’s Eurozone exit and subsequent contagion in the financial markets. Investors were also concerned about the solvency of the Spanish government and its banking system, as the country accepted a European Union bailout loan for its banks. Global macro momentum was softer than expected. In China, export weakness broadened, and industrial production and retail sales slowed. Investors were also disappointed that U.S. employment and other economic indicators were lower than expected. In response to concerns about the U.S. economic recovery, the U.S. Federal Reserve indicated that it would extend Operation Twist through year end. On the last day of the quarter, the U.S. market rallied on the news that Eurozone leaders agreed to substantial policy changes which should move the Eurozone closer to fiscal integration, including the creation of a central bank regulator. During the quarter, the more traditionally defensive sectors outperformed cyclical sectors, as investors sought relatively safer assets.

What Helped and What Hurt LOR
In the second quarter, relative performance was helped by positions in several mega-cap, defensive companies, particularly in the United States. Telecom company AT&T rose after reporting quarterly earnings that exceeded expectations, primarily due to improved margins in its wireless unit as a result of lower smart-phone expenditures. Investors were also pleased with the company’s cost-cutting plans, wireless pricing actions, and recent share buybacks. Shares of tobacco holding company Altria Group rose after the company reported solid earnings and an increase in market share for key brands. The Fund’s position in Telstra, an Australian telecom services company, also contributed positively to performance. Telstra shares rose in response to the announcement that Australia’s National Broadband Network confirmed its four-year budget for infrastructure and migration payments to Telstra, providing visibility for future revenues.

In contrast, fears of slowing GDP growth negatively impacted the Fund. Shares of Banco do Brasil declined mainly due to concerns over the Brazilian economy. However, we believe the bank’s growing franchise and loan portfolio place it in a strong position in relation to its peers. The Fund’s position in U.K.-based alternative asset manager Man Group also detracted from performance. Man Group shares were impacted by the decline in the equity markets, as well as concerns over the company’s net outflows. European sovereign debt fears also affected some positions in the Fund. Shares of Italian toll road operator Atlantia declined, largely over the European crisis. The company also reported earnings that were below expectations, primarily due to severe weather conditions and a truckers’ strike.

Emerging Market Currency and Debt Portfolio
(24.6% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2012, this portfolio consisted of forward currency contracts (59.0%) and sovereign debt obligations (41.0%). The average duration of the emerging market currency and debt portfolio increased from approximately 9 months to approximately 10 months during the second quarter, while the average yield rose from 6.4%2 as of the end of March 2012 to 7.8% on June 30, 2012.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Market Review
After a first quarter of strong returns fueled by buoyant risk appetite and European Central Bank (“ECB”) liquidity provisions, emerging local markets were subdued initially, followed by some volatility and a modest rebound in June. With the ECB’s easy liquidity fading into the rearview mirror, U.S. data beginning to disappoint, and China’s lackluster first-quarter GDP and Purchasing Managers’ Index (“PMI”) numbers, risk appetite waned during the period. In the Eurozone, worse-than-expected employment data and deteriorating PMI statistics added to investor concern, as did contentious elections in Greece, France, and the Netherlands, which seemingly put a solution to the Eurozone debt crisis further in doubt. However, the European Union summit near the end of the second quarter outperformed low expectations, which helped most markets rebound in June.

What Helped and What Hurt LOR
The portfolio management team rebuilt defensive frontier market exposure beginning in the middle of the first quarter through early May, which helped preserve capital in the second quarter, particularly during May’s heightened volatility. Active management added material value in Hungary, Turkey, and Russia over and above local money-market results. In Hungary, we built the position during a period of weakness, while security selection in Turkey (in both nominal and inflation-linked bonds) helped the portfolio outperform the local money market. Active position size adjustments also helped in Russia, where we earned positive performance from the second quarter’s lowest-performing local market. The portfolio also had strong gains from frontier markets, such as Uganda and Zambia.

Emerging market currency volatility continued risk-on/risk-off market behavior, particularly in larger markets. Mexico and Brazil detracted from performance due to commodity exposure, global growth ties, and capital outflows resulting in sharp currency weakness. Exposure to India hurt returns based on loss of market confidence in government reform momentum. South Africa and Israel also detracted due to currency weakness driven by trade balance deterioration. Ghana and Serbia lagged as strong import demand fueled currency weakness even amid tightening monetary policy.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Value at 6/30/12

LOR at Market Price	$ 12,584
LOR at Net Asset Value	14,121
MSCI ACWI Index	12,912

Average Annual Total Returns* Periods Ended June 30, 2012 (unaudited)

	One Year	Five Years	Since Inception**

Market Price	–12.60%	–2.50%	3.33%
Net Asset Value	–6.40%	–2.39%	5.05%
MSCI ACWI Index	–6.49%	–2.70%	3.71%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2012 (unaudited)

Security	Value	Percentage of Net Assets

Israel Chemicals, Ltd.	$3,027,865	3.5%
CenturyLink, Inc.	2,874,872	3.3
Eni SpA	2,696,374	3.1
Royal Dutch Shell PLC, A Shares	2,670,585	3.1
Southern Copper Corp.	2,353,167	2.7
Atlantia SpA	2,284,557	2.6
AT&T, Inc.	2,166,345	2.5
Allianz SE	1,985,656	2.3
Sysco Corp.	1,934,669	2.2
Darden Restaurants, Inc.	1,908,751	2.2

Portfolio Holdings Presented by Sector
June 30, 2012 (unaudited)

Sector	Percentage of Total Investments

Consumer Discretionary	5.5%
Consumer Staples	7.3
Emerging Markets Debt Obligations	13.6
Energy	9.1
Financials	24.7
Health Care	3.7
Industrials	9.1
Information Technology	4.3
Materials	8.2
Telecommunications Services	12.1
Utilities	2.2
Short-Term Investment	0.2

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
June 30, 2012 (unaudited)

Description	Shares	Value

Common Stocks—98.2%

Australia—5.5%
DUET Group	534,100	$1,007,965
Telstra Corp., Ltd.	477,276	1,808,573
Transurban Group	181,260	1,056,857
Westfield Group REIT	98,961	964,145

		4,837,540

Brazil—3.0%
Banco do Brasil SA	146,817	1,427,601
Direcional Engenharia SA	81,600	396,116
MRV Engenharia e Participacoes SA	88,900	411,636
Vale SA Sponsored ADR	18,800	373,180

		2,608,533

Canada—0.7%
Just Energy Group, Inc.	53,700	591,774

China—4.5%
Agricultural Bank of China, Ltd., Class H	2,876,000	1,161,158
China Construction Bank Corp., Class H	1,634,180	1,126,725
Dongyue Group	260,000	122,179
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	579,551
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	778,800	1,000,816

		3,990,429

Egypt—1.5%
Orascom Construction Industries	31,840	1,329,623

Finland—1.9%
Sampo Oyj, A Shares	62,644	1,628,408

France—4.7%
AXA SA	85,960	1,150,506
Rexel SA	23,087	394,116
Total SA	27,541	1,242,902
Valeo SA	31,777	1,316,670

		4,104,194

Germany—3.2%
Allianz SE	19,747	1,985,656
Bayerische Motoren Werke AG	11,382	824,716

		2,810,372

Indonesia—1.5%
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	1,889,000	186,650
PT Perusahaan Gas Negara (Persero) Tbk	3,085,000	1,165,293

		1,351,943

Description	Shares	Value

Ireland—0.8%
Willis Group Holdings PLC (a)	18,800	$686,012

Israel—3.5%
Israel Chemicals, Ltd.	274,268	3,027,865

Italy—5.7%
Atlantia SpA	178,870	2,284,557
Eni SpA	126,345	2,696,374

		4,980,931

Japan—2.4%
Daito Trust Construction Co., Ltd.	11,200	1,062,445
Mizuho Financial Group, Inc.	613,600	1,038,722

		2,101,167

Norway—0.7%
Orkla ASA	85,891	623,436

Russia—3.3%
Mobile TeleSystems OJSC Sponsored ADR (a)	107,880	1,855,536
Oriflame Cosmetics SA SDR	31,960	1,069,549

		2,925,085

Singapore—0.8%
DBS Group Holdings, Ltd.	61,000	673,317

South Africa—4.1%
Kumba Iron Ore, Ltd.	13,647	920,592
Lewis Group, Ltd.	22,638	195,102
Life Healthcare Group Holdings Pte, Ltd.	197,790	753,841
MTN Group, Ltd.	51,100	883,302
Vodacom Group, Ltd.	75,190	857,313

		3,610,150

Sweden—0.5%
Mekonomen AB	14,259	436,633

Switzerland—1.5%
Zurich Insurance Group AG	6,005	1,354,846

Taiwan—3.0%
HTC Corp.	50,000	657,413
Siliconware Precision Industries Co.	696,000	723,741
Taiwan Semiconductor Manufacturing Co., Ltd.	448,290	1,227,030

		2,608,184

Thailand—0.3%
Tisco Financial Group PCL	198,000	240,019

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Description	Shares	Value

Turkey—1.7%
Tofas Turk Otomobil Fabrikasi AS	187,600	$805,406
Tupras-Turkiye Petrol Rafinerileri AS	29,837	639,543

		1,444,949

United Kingdom—7.7%
Aviva PLC	158,460	678,285
BAE Systems PLC	190,489	862,035
Man Group PLC	699,499	836,337
Royal Dutch Shell PLC, A Shares (a)	79,030	2,670,585
Vodafone Group PLC	605,448	1,701,089

		6,748,331

United States—35.7%
Altria Group, Inc. (a)	45,890	1,585,499
Ameriprise Financial, Inc.	8,400	438,984
Apple, Inc.	790	461,360
AT&T, Inc.	60,750	2,166,345
CenturyLink, Inc.	72,800	2,874,872
Cliffs Natural Resources, Inc.	8,790	433,259
ConocoPhillips	16,560	925,373
Darden Restaurants, Inc. (a)	37,700	1,908,751
Dow Chemical Co.	18,600	585,900
Duke Realty Corp. REIT (a)	81,400	1,191,696
E.l. du Pont de Nemours & Co.	9,130	461,704
Fifth Third Bancorp	38,300	513,220
General Electric Co.	24,100	502,244
H.J. Heinz Co.	10,900	592,742
Harsco Corp.	53,230	1,084,827
Honeywell International, Inc.	7,700	429,968
Intel Corp. (a)	31,130	829,615
Mack-Cali Realty Corp. REIT	31,700	921,519
Medical Properties Trust, Inc. REIT	78,900	759,018
Merck & Co., Inc. (a)	42,500	1,774,375
Molson Coors Brewing Co., Class B (a)	27,300	1,135,953
Pfizer, Inc. (a)	52,200	1,200,600
Regency Centers Corp. REIT (a)	19,150	910,966
Southern Copper Corp. (a)	74,680	2,353,167
Sysco Corp.	64,900	1,934,669
The Carlyle Group L.P.	38,400	860,544
The Macerich Co. REIT (a)	22,300	1,316,815
Wal-Mart Stores, Inc.	14,700	1,024,884

		31,178,869

Total Common Stocks (Identified cost $88,403,024)		85,892,610

Preferred Stock—0.8%

United States—0.8%
Bank of America Corp., Series L, 7.25% (Identified cost $596,357) (a)	755	736,125

Description	Principal Amount (000) (b)	Value

Foreign Government Obligations—15.6%

Brazil—3.4%
Brazil NTN-B, 6.00%, 05/15/15	2,330	$2,681,812
Brazil NTN-F, 10.00%, 01/01/13	648	325,902

		3,007,714

Colombia—0.2%
Republic of Colombia, 12.00%, 10/22/15	188,000	130,611

Ghana—1.1%
Ghana Government Bonds:
24.00%, 05/25/15	850	446,120
26.00%, 06/05/17	1,000	543,451

		989,571

Hungary—1.8%
Hungary Government Bonds:
7.75%, 08/24/15	106,180	472,196
5.50%, 02/12/16	47,000	195,122
Hungary Treasury Bills:
0.00%, 09/12/12	65,600	286,442
0.00%, 10/03/12	100,500	437,168
0.00%, 04/17/13	50,500	211,210

		1,602,138

Mexico—3.6%
Mexican Bonos:
7.00%, 06/19/14	13,170	1,030,133
9.50%, 12/18/14	9,000	749,260
Mexican Cetes:
0.00%, 08/23/12	60,000	446,781
0.00%, 09/20/12	71,000	526,913
Mexican Udibonos, 5.00%, 06/16/16	4,125	359,934

		3,113,021

Romania—1.8%
Romania Treasury Bills:
0.00%, 07/25/12	2,950	836,510
0.00%, 11/07/12	710	198,043
0.00%, 11/12/12	2,000	557,424

		1,591,977

South Africa—0.6%
Republic of South Africa, 7.25%, 01/15/20	4,000	491,697

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Description	Principal Amount (000) (b)	Value

Turkey—1.9%
Turkey Government Bonds:
0.00%, 03/20/13	1,169	$606,639
4.00%, 04/29/15	468	265,869
3.00%, 07/21/21	1,060	572,613
3.00%, 02/23/22	396	214,102

		1,659,223

Uruguay—1.2%
Uruguay Monetary Regulation Bills:
0.00%, 07/19/12	7,520	346,141
0.00%, 09/11/12	9,113	414,142
0.00%, 05/09/13	1,350	57,430
0.00%, 06/27/13	2,880	121,066
0.00%, 08/15/13	3,000	123,945

		1,062,724

Total Foreign Government Obligations (Identified cost $13,804,058)		13,648,676

Description	Shares	Value

Short-Term Investment—0.3%
State Street Institutional Treasury Money Market Fund (Identified cost $230,627)	230,627	$230,627

Total Investments—114.9%
(Identified cost $103,034,066) (c)		$100,508,038
Liabilities in Excess of Cash and Other Assets—(14.9)%		(13,010,337)

Net Assets—100.0%		$87,497,701

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	07/03/12	2,734,411	$1,317,788	$1,361,419	$43,631	$—
CLP	UBS	07/11/12	245,346,400	496,000	489,536	—	6,464
CNY	BRC	08/13/12	1,714,128	268,000	269,244	1,244	—
CNY	HSB	07/13/12	6,320,647	994,000	994,195	195	—
CNY	JPM	09/24/12	5,141,740	811,000	806,817	—	4,183
COP	BNP	07/13/12	801,642,000	444,000	448,854	4,854	—
COP	HSB	09/24/12	849,455,400	474,000	470,280	—	3,720
CZK	BNP	09/27/12	8,391,438	405,119	416,055	10,936	—
CZK	JPM	08/28/12	8,705,928	420,775	431,641	10,866	—
DOP	CIT	07/16/12	4,078,800	103,786	103,791	5	—
DOP	CIT	08/15/12	7,474,950	189,000	188,707	—	293
EUR	BNP	09/28/12	467,313	583,066	591,880	8,814	—
EUR	BRC	07/30/12	301,000	372,187	380,997	8,810	—
EUR	BRC	07/31/12	157,195	202,000	198,975	—	3,025
EUR	BRC	08/23/12	73,000	91,984	92,424	440	—
EUR	BRC	08/31/12	84,294	105,129	106,732	1,603	—
EUR	CIT	07/13/12	853,802	1,117,861	1,080,571	—	37,290
EUR	JPM	08/13/12	121,065	150,842	153,261	2,419	—
GHS	CIT	07/05/12	308,000	159,627	158,385	—	1,242
GHS	JPM	08/09/12	433,588	244,000	218,837	—	25,163
GHS	SCB	10/15/12	297,000	156,646	144,932	—	11,714
HUF	CIT	07/02/12	47,110,642	205,445	208,620	3,175	—
HUF	UBS	07/06/12	122,992,750	505,000	544,428	39,428	—
IDR	BRC	07/16/12	4,377,195,000	461,000	465,252	4,252	—
IDR	CIT	07/09/12	3,338,712,000	351,000	355,191	4,191	—
IDR	JPM	10/03/12	2,131,360,000	224,000	224,141	141	—
ILS	BNP	07/05/12	2,452,304	631,110	627,094	—	4,016
ILS	BNP	07/31/12	2,375,034	602,000	606,658	4,658	—
ILS	BRC	07/27/12	842,763	217,000	215,305	—	1,695
ILS	CIT	08/03/12	1,712,346	436,000	437,331	1,331	—
INR	BRC	11/15/12	6,360,330	123,000	111,157	—	11,843
INR	UBS	07/05/12	64,043,360	1,142,000	1,146,527	4,527	—
JPY	HSB	07/02/12	15,064,110	188,974	188,454	—	520
KRW	JPM	07/13/12	1,015,178,800	886,000	885,737	—	263
KRW	SCB	08/27/12	222,892,800	192,000	193,894	1,894	—
KZT	CIT	11/08/12	39,882,500	265,000	264,443	—	557
KZT	CIT	01/25/13	12,601,890	83,000	83,124	124	—
KZT	HSB	12/24/12	28,093,975	185,500	185,694	194	—
KZT	HSB	01/25/13	28,149,625	185,500	185,680	180	—
KZT	ING	08/07/12	19,760,400	132,000	132,049	49	—
MXN	JPM	07/03/12	5,568,899	416,024	417,468	1,444	—
MXN	UBS	07/03/12	3,843,753	287,341	288,144	803	—
MYR	BRC	07/09/12	790,750	250,000	248,914	—	1,086
MYR	BRC	07/09/12	3,844,041	1,201,000	1,210,037	9,037	—
MYR	BRC	08/03/12	669,920	212,000	210,521	—	1,479
NGN	CIT	07/05/12	27,631,500	169,062	169,779	717	—
NGN	CIT	07/11/12	40,359,800	247,000	248,083	1,083	—
NGN	CIT	08/06/12	27,631,500	167,059	167,816	757	—
NGN	CIT	08/13/12	21,150,000	126,875	128,452	1,577	—
NGN	CIT	09/11/12	55,374,000	330,000	331,203	1,203	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

NGN	CIT	10/29/12	21,478,500	$129,078	$127,278	$—	$1,800
NGN	CIT	01/28/13	21,478,500	125,129	122,696	—	2,433
NGN	CIT	04/23/13	29,338,800	166,698	167,599	901	—
NGN	JPM	07/11/12	21,150,000	129,358	130,005	647	—
NGN	JPM	07/18/12	40,261,000	247,000	247,476	476	—
NGN	SCB	05/02/13	23,572,000	133,553	134,656	1,103	—
PEN	HSB	07/30/12	1,116,803	419,000	418,062	—	938
PHP	JPM	07/31/12	17,513,265	413,000	414,744	1,744	—
PLN	BRC	07/30/12	1,897,962	545,431	567,789	22,358	—
PLN	CIT	07/11/12	64,959	19,300	19,478	178	—
PLN	CIT	09/25/12	3,303,773	973,000	981,830	8,830	—
PLN	JPM	07/11/12	1,301,850	375,000	390,368	15,368	—
PLN	JPM	08/31/12	473,662	134,804	141,158	6,354	—
RSD	BRC	07/12/12	18,228,485	199,491	197,770	—	1,721
RSD	BRC	08/13/12	18,228,485	199,491	194,065	—	5,426
RSD	BRC	08/20/12	40,239,250	432,285	426,647	—	5,638
RSD	BRC	09/12/12	18,228,485	199,490	191,164	—	8,326
RSD	BRC	12/12/12	18,228,485	199,490	183,978	—	15,512
RUB	BRC	07/05/12	8,918,480	262,000	275,280	13,280	—
RUB	JPM	07/06/12	12,022,020	362,000	371,009	9,009	—
RUB	UBS	07/02/12	20,860,300	619,000	644,110	25,110	—
RUB	UBS	08/02/12	9,648,310	289,956	296,324	6,368	—
RUB	UBS	06/25/13	13,005,200	363,375	378,043	14,668	—
RUB	UBS	07/01/13	13,767,255	384,668	399,804	15,136	—
SGD	HSB	07/11/12	1,104,140	864,000	871,630	7,630	—
SGD	SCB	07/23/12	500,161	395,000	394,836	—	164
THB	HSB	07/27/12	13,253,025	416,467	416,596	129	—
THB	SCB	07/27/12	6,351,198	199,551	199,644	93	—
TRY	BRC	09/28/12	137,141	74,428	74,473	45	—
TRY	BRC	09/28/12	379,102	206,000	205,866	—	134
TRY	BRC	09/28/12	889,928	443,368	483,264	39,896	—
TRY	JPM	09/28/12	524,943	261,816	285,063	23,247	—
TRY	JPM	09/28/12	868,681	461,500	471,726	10,226	—
TRY	JPM	09/28/12	883,631	468,000	479,844	11,844	—
UGX	CIT	07/05/12	279,950,000	110,805	113,193	2,388	—
UGX	CIT	07/18/12	2,185,002,000	860,000	876,103	16,103	—
ZAR	BNP	07/05/12	3,179,023	382,000	388,757	6,757	—
ZAR	BRC	07/31/12	3,338,661	424,000	406,688	—	17,312
ZAR	BRC	07/31/12	4,280,811	541,115	521,453	—	19,662
ZAR	CIT	10/29/12	3,319,861	400,949	399,255	—	1,694
ZAR	CIT	10/29/12	4,083,337	493,902	491,072	—	2,830
ZAR	CIT	11/08/12	1,494,015	180,035	179,423	—	612
ZAR	HSB	07/05/12	1,812,670	218,000	221,668	3,668	—
ZAR	HSB	07/05/12	5,302,796	677,769	648,469	—	29,300
ZAR	JPM	10/29/12	2,561,174	310,069	308,013	—	2,056
ZAR	JPM	10/29/12	7,323,498	850,235	880,743	30,508	—
ZMK	BRC	07/06/12	1,420,994,000	265,111	275,688	10,577	—
ZMK	SCB	07/09/12	755,060,000	144,981	146,366	1,385	—
ZMK	SCB	07/23/12	724,679,750	136,014	139,925	3,911	—

Total Forward Currency Purchase Contracts				$36,635,412	$36,889,820	$484,519	$230,111

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Forward Currency Sale Contracts open at June 30, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	07/03/12	2,734,411	$1,364,000	$1,361,419	$2,581	$—
BRL	BRC	08/02/12	2,640,877	1,265,000	1,306,416	—	41,416
CLP	BNP	07/11/12	40,053,000	79,328	79,917	—	589
COP	BNP	07/13/12	329,350,000	183,523	184,409	—	886
EUR	BNP	09/27/12	324,000	405,120	410,362	—	5,242
EUR	BRC	07/12/12	155,268	199,491	196,506	2,985	—
EUR	BRC	07/30/12	431,649	545,430	546,368	—	938
EUR	BRC	07/31/12	199,336	263,968	252,316	11,652	—
EUR	BRC	08/13/12	154,152	199,491	195,148	4,343	—
EUR	BRC	08/20/12	337,436	432,285	427,207	5,078	—
EUR	BRC	09/12/12	152,552	199,491	193,184	6,307	—
EUR	BRC	12/12/12	148,199	199,491	187,888	11,603	—
EUR	CIT	07/27/12	337,711	445,569	427,454	18,115	—
EUR	CIT	08/03/12	173,325	218,000	219,397	—	1,397
EUR	HSB	09/04/12	873,259	1,079,522	1,105,754	—	26,232
EUR	ING	08/20/12	808,554	1,017,719	1,023,660	—	5,941
EUR	JPM	08/28/12	336,000	420,775	425,424	—	4,649
EUR	JPM	08/31/12	653,996	816,000	828,080	—	12,080
EUR	UBS	09/27/12	163,000	203,727	206,447	—	2,720
EUR	UBS	09/28/12	300,126	374,752	380,128	—	5,376
HUF	BRC	08/08/12	25,450,873	110,354	112,154	—	1,800
HUF	CIT	07/02/12	47,110,642	194,703	208,620	—	13,917
HUF	CIT	09/14/12	47,110,642	203,387	206,532	—	3,145
HUF	CIT	09/14/12	64,460,594	267,280	282,594	—	15,314
HUF	JPM	08/08/12	57,366,210	238,054	252,795	—	14,741
ILS	BNP	07/05/12	2,452,304	622,406	627,094	—	4,688
INR	RBC	07/05/12	10,277,540	182,000	183,992	—	1,992
JPY	HSB	07/02/12	15,064,110	180,755	188,455	—	7,700
JPY	HSB	09/04/12	15,064,110	189,129	188,617	512	—
JPY	SCB	09/25/12	85,999,254	1,086,000	1,077,105	8,895	—
MXN	CIT	07/12/12	2,316,460	164,771	173,499	—	8,728
MXN	HSB	07/12/12	12,689,028	908,000	950,385	—	42,385
MXN	JPM	07/03/12	5,568,899	406,000	417,468	—	11,468
MXN	JPM	09/04/12	5,845,112	434,000	435,530	—	1,530
MXN	UBS	07/03/12	3,843,753	298,000	288,144	9,856	—
MXN	UBS	08/03/12	3,843,753	286,460	287,271	—	811
NGN	CIT	07/05/12	27,631,500	169,935	169,778	157	—
NGN	CIT	07/11/12	21,150,000	129,043	130,005	—	962
PLN	BRC	07/30/12	1,338,667	372,187	400,472	—	28,285
PLN	JPM	07/11/12	1,366,809	401,000	409,846	—	8,846
RON	BRC	08/23/12	329,610	91,983	93,169	—	1,186
RON	ING	08/23/12	425,626	118,000	120,310	—	2,310
RUB	UBS	07/02/12	9,648,310	291,578	297,914	—	6,336
RUB	UBS	07/02/12	11,211,990	337,000	346,196	—	9,196
TRY	BRC	09/28/12	366,322	197,000	198,926	—	1,926
TRY	BRC	09/28/12	1,118,361	555,018	607,312	—	52,294
TRY	CIT	09/28/12	613,301	316,657	333,045	—	16,388
TRY	JPM	09/28/12	483,330	262,786	262,466	320	—
TRY	JPM	09/28/12	526,263	271,088	285,780	—	14,692

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2012 (unaudited)

Forward Currency Sale Contracts open at June 30, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

TRY	JPM	09/28/12	563,944	$290,558	$306,243	$—	$15,685
UGX	CIT	07/05/12	202,196,142	80,078	81,755	—	1,677
ZAR	BNP	07/05/12	1,532,960	176,000	187,463	—	11,463
ZAR	CIT	10/29/12	3,347,733	407,490	402,607	4,883	—
ZAR	CIT	10/29/12	3,441,327	410,048	413,863	—	3,815
ZAR	CIT	10/29/12	13,262,208	1,540,416	1,594,947	—	54,531
ZAR	CIT	11/08/12	1,494,015	180,448	179,423	1,025	—
ZAR	HSB	07/05/12	7,004,943	865,000	856,621	8,379	—
ZMK	SCB	07/23/12	724,679,750	138,035	139,925	—	1,890

Total Forward Currency Sale Contracts				$23,285,329	$23,655,805	96,691	467,167

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$581,210	$697,278

Currency Abbreviations:				Counterparty Abbreviations:

BRL	— Brazilian Real	MXN	— Mexican New Peso	BNP	— BNP Paribas SA
CLP	— Chilean Peso	MYR	— Malaysian Ringgit	BRC	— Barclays Bank PLC
CNY	— Chinese Renminbi	NGN	— Nigerian Naira	CIT	— Citibank NA
COP	— Colombian Peso	PEN	— Peruvian New Sol	HSB	— HSBC Bank USA
CZK	— Czech Koruna	PHP	— Philippine Peso	ING	— ING Bank NV
DOP	— Dominican Peso	PLN	— Polish Zloty	JPM	— JPMorgan Chase Bank
EUR	— Euro	RON	— New Romanian Leu	RBC	— Royal Bank of Canada
GHS	— Ghanaian Cedi	RSD	— Serbian Dinar	SCB	— Standard Chartered Bank
HUF	— Hungarian Forint	RUB	— Russian Ruble	UBS	— UBS AG
IDR	— Indonesian Rupiah	SGD	— Singapore Dollar
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KRW	— South Korean Won	ZAR	— South African Rand
KZT	— Kazakhstan Tenge	ZMK	— Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2012 (unaudited)

(a)	Segregated security for forward currency contracts.
(b)	Principal amount denominated in respective country’s currency.
(c)

For federal income tax purposes, the aggregate cost was $103,034,066, aggregate gross unrealized appreciation was $5,782,455, aggregate gross unrealized depreciation was $8,308,483, and the net unrealized depreciation was $2,526,028.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

Portfolio holdings by industry (as percentage of net assets):

Agriculture	3.5%
Alcohol & Tobacco	3.1
Automotive	3.9
Banking	7.6
Chemicals	1.3
Commercial Services	0.4
Construction & Engineering	1.5
Consumer Products	1.2
Electric	1.1
Energy Integrated	9.3
Energy Services	1.3
Financial Services	3.6
Food & Beverages	2.9
Gas Utilities	0.7
Health Services	0.9
Housing	1.7
Insurance	8.6
Leisure & Entertainment	2.2
Manufacturing	5.1
Metals & Mining	4.7
Pharmaceutical & Biotechnology	3.4
Real Estate	7.4
Retail	1.4
Semiconductors & Components	3.2
Technology Hardware	1.3
Telecommunications	13.9
Transportation	3.8

Subtotal	99.0
Foreign Government Obligations	15.6
Short-Term Investment	0.3

Total Investments	114.9%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2012 (unaudited)

ASSETS
Investments in securities, at value (cost $103,034,066)	$100,508,038
Foreign currency, at value (cost $1,480,236)	1,472,921
Receivable for investments sold	1,036,310
Dividends and interest receivable	710,658
Gross unrealized appreciation on forward currency contracts	581,210

Total assets	104,309,137

LIABILITIES
Payables for:
Management fees	81,648
Investments purchased	1,471,161
Line of credit outstanding	14,364,000
Gross unrealized depreciation on forward currency contracts	697,278
Other accrued expenses and payables	197,349

Total liabilities	16,811,436

Net assets	$87,497,701

NET ASSETS
Paid in capital (Note 2(f))	$126,797,177
Distributions in excess of net investment income (Note 2(f))	(1,166,208)
Accumulated net realized loss	(35,474,306)
Net unrealized depreciation on:
Investments	(2,526,028)
Foreign currency and forward currency contracts	(132,934)

Net assets	$87,497,701

Shares of common stock outstanding*	6,880,183
Net asset value per share	$12.72
Market value per share	$11.22

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2012 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $246,389)	$2,734,283
Interest	435,898

Total investment income	3,170,181

Expenses:
Management fees (Note 3)	538,080
Professional services	81,450
Custodian fees	58,020
Shareholders’ reports	46,111
Administration fees	30,034
Shareholders’ services	21,103
Shareholders’ meeting	12,885
Directors’ fees and expenses	2,636
Other	22,238

Total expenses before interest expense	812,557
Interest expense	62,421

Total expenses	874,978

Net investment income	2,295,203

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments	387,068
Foreign currency and forward currency contracts	400,137

Total net realized gain on investments, foreign currency and forward currency contracts	787,205

Net change in unrealized appreciation (depreciation) on:
Investments	3,083,314
Foreign currency and forward currency contracts	(218,373)

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	2,864,941

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	3,652,146

Net increase in net assets resulting from operations	$5,947,349

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$2,295,203	$4,333,810
Net realized gain on investments, foreign currency and forward currency contracts	787,205	3,649,925
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	2,864,941	(13,092,876)

Net increase (decrease) in net assets resulting from operations	5,947,349	(5,109,141)

Distributions to Stockholders (Note 2(f)):
From net investment income	(2,739,001)	(6,216,934)

Net decrease in net assets resulting from distributions	(2,739,001)	(6,216,934)

Total increase (decrease) in net assets	3,208,348	(11,326,075)
Net assets at beginning of period	84,289,353	95,615,428

Net assets at end of period*	$87,497,701	$84,289,353

*Includes distributions in excess of net investment income of (Note 2(f))	$(1,166,208)	$(722,410)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183

Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2012 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$5,947,349
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Increase in dividends and interest receivable	(219,020)
Accretion of bond discount and amortization of bond premium	(93,298)
Inflation index adjustment	(93,097)
Increase in other accrued expenses and payables	25,381
Net realized gain on investments, foreign currency and forward currency contracts	(787,205)
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	(2,864,941)
Purchase of long-term investments	(46,458,891)
Proceeds from disposition of long-term investments	48,331,883
Proceeds from disposition of short-term investments, net	1,705,288

Net cash provided by operating activities	5,493,449

Cash flows from financing activities:
Cash distribution paid (Note 2(f))	(2,739,001)
Gross drawdowns in line of credit balance	14,364,000
Gross paydowns in line of credit balance	(16,446,000)

Net cash used in financing activities	(4,821,001)

Effect of exchange rate changes on cash	412,612

Net increase in cash and foreign currency	1,085,060

Cash and foreign currency:
Beginning balance	387,861

Ending balance	$1,472,921

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(63,788)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$12.25	$13.90	$13.04	$9.78	$20.21	$22.83

Income (loss) from investment operations:
Net investment income	0.33	0.63	0.62	0.78	1.05	0.98
Net realized and unrealized gain (loss)	0.54	(1.38)	1.09	3.25	(9.63)	0.78

Total from investment operations	0.87	(0.75)	1.71	4.03	(8.58)	1.76

Less distributions from (Note 2(f)):
Net investment income	(0.40)	(0.90)	(0.85)	(0.55)	(1.41)	(1.72)
Net realized gains	—	—	—	—	(0.44)	(2.66)
Return of capital	—	—	—	(0.22)	—	—

Total distributions	(0.40)	(0.90)	(0.85)	(0.77)	(1.85)	(4.38)

Net asset value, end of period	$12.72	$12.25	$13.90	$13.04	$9.78	$20.21

Market value, end of period	$11.22	$10.83	$12.82	$11.15	$8.74	$19.45

Total Return based upon:
Net asset value (a)	6.98%	–5.67%	13.85%	44.18%	–44.82%	7.76%
Market value (a)	7.22%	–9.17%	23.70%	39.81%	–48.02%	0.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,498	$84,289	$95,615	$89,751	$67,262	$139,024
Ratios to average net assets:
Net expenses (b)	1.97%	2.06%	2.11%	2.13%	2.30%	1.99%
Gross expenses (b)	1.97%	2.06%	2.11%	2.13%	2.30%	2.00%
Gross expenses excluding interest expense (b)	1.83%	1.89%	1.86%	1.86%	1.77%	1.65%
Net investment income (b)	5.16%	4.67%	4.78%	7.21%	6.62%	4.20%
Portfolio turnover rate	46%	91%	67%	93%	86%	93%

†	Unaudited.
(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, or each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
June 30, 2012 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when the Fund shareholders may not be able to buy or sell Fund shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market con-

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

ditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unreal-

ized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2011, the Fund had $5,241,370 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, the Fund had $1,429,837 net capital and foreign currency losses arising between November 1, 2011 and December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2012 through June 2012, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund currently estimated that it had distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(h) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2012 were $46,551,530 and $48,304,005, respectively.

For the period ended June 30, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75% from January 1, 2012 to June 30, 2012, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears.

For the six months ended June 30, 2012, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$13,546,220	$16,446,000	0.91%

* For 182 days borrowings were outstanding.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-Domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.
Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

Assets:
Common Stocks*
Australia	$—	$4,837,540	$—	$4,837,540
Brazil	2,608,533	—	—	2,608,533
Canada	591,774	—	—	591,774
China	—	3,990,429	—	3,990,429
Egypt	—	1,329,623	—	1,329,623
Finland	—	1,628,408	—	1,628,408
France	—	4,104,194	—	4,104,194
Germany	—	2,810,372	—	2,810,372
Indonesia	—	1,351,943	—	1,351,943
Ireland	686,012	—	—	686,012
Israel	—	3,027,865	—	3,027,865
Italy	—	4,980,931	—	4,980,931
Japan	—	2,101,167	—	2,101,167
Norway	—	623,436	—	623,436
Russia	1,855,536	1,069,549	—	2,925,085
Singapore	—	673,317	—	673,317
South Africa	—	3,610,150	—	3,610,150
Sweden	—	436,633	—	436,633
Switzerland	—	1,354,846	—	1,354,846
Taiwan	—	2,608,184	—	2,608,184
Thailand	240,019	—	—	240,019
Turkey	—	1,444,949	—	1,444,949
United Kingdom	—	6,748,331	—	6,748,331
United States	31,178,869	—	—	31,178,869
Preferred Stock*	736,125	—	—	736,125
Foreign Government Obligations*	—	13,648,676	—	13,648,676
Short-Term Investment	—	230,627	—	230,627
Other Financial Instruments**
Forward Currency Contracts	—	581,210	—	581,210

Total	$37,896,868	$63,192,380	$—	$101,089,248

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(697,278)	$—	$(697,278)

*	Please refer to Portfolio of Investments (pages 7 through 9) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2012 (unaudited)

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2012.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $199,566,184 and $192,220,492, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$581,210

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$697,278

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$450,028

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(208,100)

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 27, 2012, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	Two Class III Directors (Ashish Bhutani and Richard Reiss, Jr.) each to serve for a three-year term expiring at the 2015 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority

Ashish Bhutani	6,326,737	181,391
Richard Reiss, Jr.	6,328,817	179,312

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2013

Independent Directors(3):

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Robert M. Solmson (64)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2014

Independent Directors(3):

Kenneth S. Davidson (67)	Director (April 2005)

Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Balestra Captial, Ltd., an investment manager and adviser, Senior Advisor (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - June 2012)

Nancy A. Eckl (49)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Lester Z. Lieberman (82)	Director (April 2005)	Private Investor

Class III – Directors with Term Expiring in 2015

Independent Director(3):

Richard Reiss, Jr. (68)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present) O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Interested Director(4):

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2012, 28 active investment portfolios). All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (39)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Board held on May 30, 2012, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard funds complex of 28 active investment portfolios comprises approximately $20 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $258 million, of the nearly $141 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2012). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compli-

ance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2012) information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the Lipper comparison group (the “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors also discussed the actual and contractual management fees and expense ratios (leveraged and unleveraged) for the Fund. They noted the methodology and assumptions used by Lipper, including that management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Lipper’s analysis, it was noted that, as calculated by Lipper, the contractual management fee was above the Group median, the actual management fee was above the Group median and the expense ratios (at both leveraged and unleveraged asset levels) were above the Group and Lipper universe (“Universe”) medians.

The Directors noted that the Fund’s total return performance (based on net asset value) was variously above and below the Group medians and was at or above the Universe medians for the periods. The Directors, however, noted that no funds in the Group or Universe pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in forward currency contracts.

Lazard World Dividend & Income Fund, Inc.
Other Information (continued)
(unaudited)

They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund. The Directors also were provided with the Fund’s market price performance, market discounts to net asset value and distributions.

Fee Calculation
The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale The Directors reviewed for the Fund information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Fund’s Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2011 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund in the period under review. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the

Lazard World Dividend & Income Fund, Inc.
Other Information (concluded)
(unaudited)

services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under its Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $141 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager is reasonable in light of the considerations discussed above.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its stockholders.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income Fund, Inc.

LAZARD

Lazard Asset Management LLC     30 Rockefeller Plaza                  www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll Charles L. Carroll Chief Executive Officer

Date	September 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll Charles L. Carroll Chief Executive Officer

Date	September 10, 2012

By	/s/ Stephen St. Clair Stephen St. Clair Chief Financial Officer

Date	September 10, 2012